SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


             Date of Report (Date of earliest reported) January 29, 2003


                         Global Innovative Systems, Inc.
             (Exact name of registrant as specified in its charter)


Nevada
(State or other jurisdiction of incorporation)


0-30299
(Commission File Number)


98-0217653
(IRS Employer Identification No.)


Suite 104-630 Columbia Street, New Westminster, British Columbia, Canada V3M 1A5 (Address of principal executive offices and Zip Code)


(604) 522-8618
(Registrant's telephone number, including area code)



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Item 5.        Other Events

         The Company was prevented from filing its Form 10-KSB for the year ended September 30, 2002 within the required 90 days because the officers and directors of the wholly owned subsidiary Company, Niew Industries Inc., refused to release that Company's financial records.

         The Directors of Global Innovative Systems were forced to threaten legal action and had to remove the directors and officers of Niew industries Inc., before they could obtain the corporate records. These records have now been obtained and the audit is underway and the auditors have been prepaid for their work in order to expedite the completion of the work and the subsequent filing.


Item 7.        Exhibits

99.1 Letter from Company to NASD to request removal of E from trading symbol and extention of time to file Form 10-KSB.

99.2 Letter from Robison, Hill & Co. verifying their retention to perform the audit for the year ended September 30, 2002.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL INNOVATIVE SYSTEMS, INC.

Date:   January 30, 2003


/s/ Robert M. Fletcher
-----------------------
Robert M. Fletcher,
Chief Operating Officer